EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Star Energy Inc. (the “Company”) on Form 10-QSB/A for the period ended November 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William David Gibbs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2009	By:	/s/ William David Gibbs
William David Gibbs
Chief Executive Officer
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Southern Star Energy Inc. and will be retained by Southern Star Energy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.